UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2021

NextGen Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40267	98-1576914
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2255 Glades Road, Suite 324A
Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 208-8860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	NGCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NGCA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NGCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Virgin Orbit Holdings, Inc. 2021 Incentive Award Plan

On December 28, 2021, in connection with the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of NextGen Acquisition Corp. II (“NextGen” and, after the Domestication (as defined below) and the Merger (as defined below), “Virgin Orbit Holdings, Inc.” or “Virgin Orbit”), NextGen’s shareholders approved by ordinary resolution and adopted the Virgin Orbit Holdings, Inc.’s 2021 Incentive Award Plan (the “2021 Plan”), which provides for the grant of incentive options, nonstatutory options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalents, other stock-based awards, performance awards, cash awards or any combination of the foregoing, to certain of Virgin Orbit’s employees, directors and consultants to provide a means whereby Virgin Orbit can promote its long-term success and the creation of stockholder value by securing and retaining the services of employees, directors and consultants and encouraging them to focus on critical long-term objectives of Virgin Orbit; providing incentives for participants to exert maximum efforts for the success of Virgin Orbit and its affiliates; and providing a means by which participants may be given an opportunity to benefit from increases in the value of Virgin Orbit through the granting of awards.

The maximum number of shares of common stock, par value $0.0001 per share, of Virgin Orbit initially reserved and available for issuance under the 2021 Plan is equal to ten percent (10%) of the outstanding shares of Virgin Orbit common stock immediately following consummation of the Merger, all of which are available for issuance pursuant to incentive stock options under Section 422 of the U.S. Internal Revenue Code of 1986, as amended, or as other types of awards. In addition, the number of shares of Virgin Orbit common stock reserved for issuance under the 2021 Plan will automatically increase on January 1 of each year, starting on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (1) five percent (5%) of the outstanding shares of Virgin Orbit common stock on December 31 of the preceding year, or (2) a smaller number of shares of Virgin Orbit common stock as determined by the board of directors of Virgin Orbit prior to the date of the increase.

A summary of the 2021 Plan is included in NextGen’s definitive proxy statement/prospectus (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission on December 7, 2021 and is incorporated herein by reference, which summary is qualified in all respects by the full text of the 2021 Plan included as Annex G to the Definitive Proxy.

Virgin Orbit Holdings, Inc. 2021 Employee Stock Purchase Plan

On December 28, 2021, in connection with the Extraordinary General Meeting, NextGen’s shareholders approved by ordinary resolution and adopted the Virgin Orbit Holdings, Inc.’s 2021 Employee Stock Purchase Plan (the “ESPP”), which provides Virgin Orbit employees with the ability to purchase shares of Virgin Orbit common stock. The purpose of the ESPP is to provide a means whereby Virgin Orbit can align the long-term financial interests of its employees with the financial interests of its shareholders and helping Virgin Orbit attract, retain, and motivate employees and encourage them to devote their best efforts to Virgin Orbit’ business and financial success. Approval of the ESPP by NextGen’s shareholders will allow Virgin Orbit to provide its employees with the opportunity to acquire an ownership interest in Virgin Orbit through their participation in the ESPP, thereby encouraging them to remain in service and more closely aligning their interests with those of Virgin Orbit’ shareholders.

The maximum number of shares of common stock, par value $0.0001 per share, that may be issued under the ESPP is a number of shares equal to two percent (2%) of the shares of Virgin Orbit common stock outstanding immediately following consummation of the Merger. In addition, the number of shares of Virgin Orbit common stock reserved for issuance under the ESPP will automatically increase on January 1st of each year, beginning on January 1, 2022 and continuing through and including January 1, 2031, by the lesser of (1) one percent (1%) of the total number of shares of Virgin Orbit common stock outstanding on December 31st of the preceding calendar year, or (2) such lesser number of shares of Virgin Orbit common stock as determined by the board of directors of Virgin Orbit prior to the date of the increase.

A summary of the 2021 ESPP is included in the Definitive Proxy for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission on December 7, 2021 and is incorporated herein by reference, which summary is qualified in all respects by the full text of the 2021 ESPP included as Annex H to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, 32,002,723 holders of NextGen’s ordinary shares, which represented 66.91% of the ordinary shares outstanding and entitled to vote as of the record date of November 19, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the NextGen shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

NextGen’s shareholders approved by ordinary resolution and adopted the Agreement and Plan of Merger, dated as of August 22, 2021 (the “Merger Agreement”), by and among NextGen, Pulsar Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Vieco USA, Inc., a Delaware corporation (“Vieco USA”), which provides for, among other things, the merger of Merger Sub with and into Vieco USA (the “Merger”), with Vieco USA surviving the Merger as a wholly owned subsidiary of NextGen in accordance with the terms and subject to the conditions of the Merger Agreement (the “BCA Proposal”). The voting results with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,580,949	2,417,779	3,995	N/A

Approval of the Domestication Proposal

NextGen’s shareholders approved by special resolution the change of NextGen’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Merger, the “Business Combination”) (the “Domestication Proposal”). The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,584,453	2,417,132	1,138	N/A

Organizational Documents Proposals

NextGen’s shareholders approved by special resolution the following material differences between NextGen’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of NextGen Acquisition Corp. II (a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”)), which will be renamed “Virgin Orbit Holdings, Inc.” in connection with the Business Combination (NextGen after the Domestication and/or the Business Combination, including after such change of name, as applicable, is referred to herein as “Virgin Orbit”):

Approval of Organizational Documents Proposal A

NextGen’s shareholders approved the change in the authorized share capital of NextGen from 500,000,000 Class A ordinary shares, par value $0.0001 per share (the “NextGen Class A ordinary shares”), 50,000,000 Class B ordinary shares, par value $0.0001 per share (the “NextGen Class B ordinary shares” and, together with the Class A ordinary shares, the “ordinary shares”) and 5,000,000 preferred shares, par value $0.0001 per share (the “NextGen preferred shares”) to 2,000,000,000 shares of common stock, par value $0.0001 per share, of Virgin Orbit (the “Virgin Orbit common stock”) and 25,000,000 shares of preferred stock, par value $0.0001 per share, of Virgin Orbit (the “Virgin Orbit preferred stock”) (“Organizational Documents Proposal A”). The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,561,769	2,434,884	6,070	N/A

Approval of Organizational Documents Proposal B

NextGen’s shareholders approved that the board of directors of Virgin Orbit be authorized to issue any or all shares of Virgin Orbit preferred stock in one or more series, with such terms and conditions as may be expressly determined by the Virgin Orbit board of directors and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,565,704	2,432,311	4,708	N/A

Approval of Organizational Documents Proposal C

NextGen’s shareholders approved that the board of directors of Virgin Orbit be divided into three classes, with each class made up of as nearly as may be possible, of one-third of the total number of directors constituting the entire board of Virgin Orbit, with only one class of directors being elected in each year and each class serving a three-year term (“Organizational Documents Proposal C”). The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,370,059	2,627,584	5,080	N/A

Approval of Organizational Documents Proposal D

NextGen’s shareholders approved that certain provisions of the Proposed Certificate of Incorporation and Proposed Bylaws be subject to the proposed new stockholders agreement (the “Stockholders Agreement”) of the Company, including provisions governing amendments to the Proposed Organizational Documents, actions by written consent of stockholders and the issuance of preferred stock, with respect to which the Requisite Vieco USA Stockholder will have certain rights pursuant to the Stockholders’ Agreement (and, following the post-Closing distribution of Virgin Orbit common stock by the Requisite Vieco USA Stockholder to VIL and Aabar Space Inc., with respect to which VIL will have the designation and consent rights and Aabar Space Inc. will have a board designation right, in each case pursuant to the Stockholders’ Agreement) (“Organizational Documents Proposal D”). The voting results with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,558,716	2,425,107	18,900	N/A

Approval of Organization Documents Proposal E

NextGen’s shareholders approved all other changes in connection with the replacement of the Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws in connection with the consummation of the Business Combination, including (i) changing the corporate name from “NextGen Acquisition Corp. II” to “Virgin Orbit Holdings, Inc.”, (ii) making Virgin Orbit’ corporate existence perpetual, (iii) adopting the Court of Chancery of the State of Delaware as the exclusive forum for certain stockholder litigation (or, in the event that the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) and any appellate court therefrom, (iv) electing not to be governed by Section 203 of the DGCL and, instead, be governed by a provision substantially similar to Section 203 of the DGCL, except that the modified restrictions provide that the Vieco USA shareholders that receive Virgin Orbit common stock at the Effective Time and their permitted transferees will not be deemed to be “interested stockholders,” regardless of the percentage of their voting stock and are therefore not subject to such restrictions, (v) granting an explicit waiver regarding corporate opportunities to certain “exempted persons” (including Virgin Orbit’s non-employee directors, Vieco 10 Limited, Virgin Investments Limited, Aabar Space Inc. and NextGen Sponsor II LLC and their respective affiliates and representatives), and (vi) removing certain provisions related to NextGen’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, all of which NextGen’s board of directors believes is necessary to adequately address the needs of Virgin Orbit after the Business Combination (“Organizational Documents Proposal E”). The voting results with respect to Organizational Documents Proposal E were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,578,785	2,417,655	6,283	N/A

Approval of the Director Election Proposal

NextGen’s shareholders approved by ordinary resolution, the election of Dan Hart, Susan Helms, Evan Lovell, George N. Mattson, Katharina McFarland, Abdulla Shadid and Gregory L. Summe who, upon consummation of the Business Combination, will be the directors of Virgin Orbit (the “Director Election Proposal”).

The voting results with respect to the election of Dan Hart were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,579,342	2,417,714	5,667	N/A

The voting results with respect to the election of Susan Helms were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,579,342	2,417,714	5,667	N/A

The voting results with respect to the election of Evan Lovell were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,579,342	2,417,714	5,667	N/A

The voting results with respect to the election of George N. Mattson were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,579,342	2,417,714	5,667	N/A

The voting results with respect to the election of Katharina McFarland were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,579,342	2,417,714	5,667	N/A

The voting results with respect to the election of Abdulla Shadid were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,579,342	2,417,714	5,667	N/A

The voting results with respect to the election of Gregory L. Summe were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,579,342	2,417,714	5,667	N/A

Approval of the Stock Issuance Proposal

NextGen’s shareholders approved by ordinary resolution, for purposes of complying with the applicable provisions of The Nasdaq Stock Market Listing Rule 5635, the issuance of Virgin Orbit common stock to (a) the PIPE Investors, including the Sponsor Related PIPE Investors and the Vieco USA PIPE Investors, pursuant to the PIPE Investment (as each capitalized term in clause (a) is defined in the Definitive Proxy) and (b) the Vieco USA Stockholders pursuant to the Merger Agreement, in each case as further described in the Definitive Proxy (collectively, the “Stock Issuance Proposal”). The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,575,997	2,421,612	5,114	N/A

Approval of the Incentive Award Plan Proposal

NextGen’s shareholders approved by ordinary resolution, the 2021 Plan (the “Incentive Award Plan Proposal”). The voting results with respect to the Equity Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,286,442	2,657,389	58,892	N/A

Approval of the ESPP Proposal

NextGen’s shareholders approved by ordinary resolution, the ESPP (the “ESPP Proposal”). The voting results with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,535,984	2,421,135	45,604	N/A

Approval of the Adjournment Proposal

NextGen’s shareholders approved the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,975,998	3,019,917	6,808	N/A

Though not guaranteed, NextGen expects to close the Business Combination, subject to the satisfaction or waiver of customary closing conditions, and for the Virgin Orbit common stock and warrants to begin publicly trading on The Nasdaq Capital Market under the new symbols “VORB” and “VORBQ”, respectively, at the end of December, 2021.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of NextGen under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

On December 28, 2021, NextGen issued a press release announcing the results of the Extraordinary General Meeting and related matters. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01 Other Events.

In connection with the BCA Proposal, NextGen’s shareholders elected to redeem an aggregate of approximately 31,480,291 NextGen Class A ordinary shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 28, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NextGen Acquisition Corp. II

Date: December 28, 2021	By:	/s/ Patrick T. Ford
		Name:	Patrick T. Ford
		Title:	Chief Financial Officer and Secretary